UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2008

SP ACQUISITION HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-142696	20-8523583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 32nd Floor New York, NY		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 520-2300

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On September 30, 2008, SP Acquisition Holdings, Inc. (the “Company”) issued a press release informing investors of where the assets are being held in trust by the Company and the nature of the investments.  The Company voluntarily issued the press release to allay the fears of investors given the instability in the market.  The filing of the press release in no way obligates the Company to update this information on any periodic basis.

Item 9.01.                                Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit

99.1	Press release dated September 30, 2008 entitled “SP Acquisition Holdings, Inc. Announces Trust Investment Details”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: October 7, 2008	SP Acquisition Holdings, Inc.

	By:	/s/ Warren G. Lichtenstein
Warren G. Lichtenstein
Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release dated September 30, 2008 entitled “SP Acquisition Holdings, Inc. Announces Trust Investment Details”